EXHIBIT 10.14

August 11, 2003
                                                Via Federal Express
                                                -------------------

Mr. Frank Wiebe
President
AccuPoll Holding Corp.
30 Executive Park
Suite 260
Irvine, California  92614

Re: Standard Sublease dated July 23, 2003 and between Greenberg Farrow Architecture, Inc. ("Sublessor") and AccuPoll Holding Corp. ("Sublessee")

Dear Mr. Wiebe:

This letter shall serve as written agreement that all parties understand and agree that the furniture configuration required by Sublessee pursuant to Paragraph 17 of the Addendum of Standard Sublease for their occupancy of the above referenced sublease must be provided to Sublessor no later than 5:00 p.m. Pacific Standard time on August 15, 2003. In the even Sublessee is unable to deliver said plan/requirement, then it is understood that Sublessor will use its best efforts to provide the necessary layout but will not be held responsible for the delay. All parties additionally agree that this delay shall not change the commencement date of the Sublease.

Please sign in the space provided below acknowledging acceptance of the above terms and conditions. A copy of this letter agreement shall be attached and incorporated hereinafter to the Standard Sublease.

Best regards,

/a/ R. Kirk Rich

R. Kirk Rich
President

RKR/llg

ACKNOWLEDGED AND AGREED:

SUBLESSOR:                              SUBLESSEE:

Greenberg Farrow Architecture, Inc.     Accupoll Holding Corp.



By:                                      By:
     ----------------------------            --------------------------


Its:                                     Its:
     ----------------------------            --------------------------



5605 Glenridge Drive
Atlanta, CA  30342
phone 404.497.4200
Fax 404.497.4205

www.rresine.com

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                STANDARD SUBLEASE
                                  Multi-Tenant



 1. Basic  Provisions  ("Basic  Provisions").

     1.1 Parties: This Sublease ("Sublease"), dated for reference purposes only July 23, 2003, is made by and between Greenberg Farrow Architecture, Inc., a Georgia Corporation. ("Sublessor") and AccuPoll Holding Corp., a Nevada Corporation ("Sublessee"), (collectively the ("Parties") or individually a Party").

     1.2(a) Premises: That certain portion of the Project (as defined below, known as See Exhibit"A" consisting of approximately 12,166* square feet ("Premises"). The Premises are located at 15101 Red Hill Avenue, in the City of Tustin, County of Orange, State of CA, with zip code 92780.In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Leesee shall have non-exclusive rights to the Common Areas (as defined below) as hereinafter specified, but shall not have any rights to the roof, the exterior walls, or the utility race ways of the building containing the Premises ("Building") or to any other buildings in the Project. The Premises, the Building, the Common Areas, the land upon which they are locate, along with all other buildings and improvements thereon, are herein collectively referred to as the "Project." 1.2(b) Parking 49 unreserved and -0- reserved vehicle parking spaces.

     1.3 Term: 34 months commencing September 8, 2003 ("Commencement Date")and ending June 30, 2006 ("Expiration Date").

     1.4 Early Possession: None ("Early Possession Date").

     1.5 base Rent: $11,00000 per month ("Base Rent)", payable on the first day of each month commencing September 1, 2003 (see Paragraph 14).

[ ] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

     1.6 Lessee's Share of Operating Expenses:_________ percent(24%)("Lessee's Share").

     1.7 Base Rent and Other Monies Paid upon Execution:

          (a) Base Rent: $11,000.00 for the period September 8, 2003 to September 30, 2003.


          (b) Security Deposit: $26,756.20 ("Security Deposit").


          (c) Other:$ none for __________________________.


          (d) Total Due Upon Execution of this Lease: $37,765.20.

     1.8 Agreed Use: Sales and administration of polling machines, and any other uses permitted under the Master Lease.


     1.9 Real Estate Brokers:

          (a) Representation: the following real estate brokers the ("Brokers") and brokerage relationships exists in this transaction (check applicable boxes):

[X] Scott Garmon Company & Cushmand & Wakefield represents Sublessor exclusively ("Lessor's Broker");

[X] Grubb & Ellis Company represents Sublessee exclusively ("Lessee's Broker");

[ ] ________________ represents both Sublessor and Sublessee ("Dual Agency").

          (b) Payment to Brokers: Upon execution and delivery of this Sublease by both Parties, Sublessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (Or if there is no such agreement, the sum of ____ or ____% of the total Base Rent for the brokerage services rendered by the Brokers)> per a separate agreement.

     1.10 Guarantor. The obligations of the Sublessee under this Sublease shall be guaranteed by ___________________ ("Guarantor")

     1.11  Attachments.   Attached  hereto  are  the  following,  all  of  which
constitute a part of this Sublease:

[X] an addendum consisting of Paragraphs 14 through 19;

[X] a plot plan depicting the Premises and/or Project;

[ ] a current set of the Rules and Regulations;

[ ] a Work Letter;

[X] a copy of the Master Lease;

[X] other (specify); Exhibits A & B.

*See Paragraph 14.



--------                                                        -------


________                                                        ________
Initials                                                        Initials

2.  Premises

     2.1 Letting. Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Sublease. Unless otherwise provided herein, any statement of size set forth in this Sublease, or that may have been used in calculating Rent, is an approximation which the Parties agree is reasonable and any payments based thereon are not subject to revision whether or not the actual size is more or less. Note: Sublessee is advised to verify the actual size prior to executing this Sublease.

     2.2 Condition. Sublessor shall deliver the Premises to Sublessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("Start Date), and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), and any items which the Lessor is obligated to construct pursuant to the Work Letter attached hereto, if any, other than those constructed by Lessee, shall be in good operating condition on said date. If a non-compliance with such warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Sublessor shall, as Sublessor's sole obligation with respect to such matter, except as otherwise provided in this Sublease, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Sublessor's expense. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements. If Sublessee does not give Sublessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligations of Sublessee at Sublessee's sole coast and expense.

     2.3 Compliance. Sublessor warrants that any improvements, alterations or utility installations made or installed by or on behalf of Sublessor to or on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("Applicable Requirements") in effect on the date that they were made or installed. Sublessor makes no regulations and ordinances ("Applicable Requirements") in effect on the date that they were made or installed. Sublessor makes no warranty as to the use to which Sublessee will put the Premises or to modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Sublessee's use. NOTE: Sublessee is responsible for determining whether or not the zoning and other Applicable Requirements are appropriate for Sublessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Sublessor shall except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, rectify the same.

     2.4 Acknowledgements. Sublessee acknowledges that: (a) it has been advised by Sublessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fir sprinkler systems, security environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Sublessee's intended use, (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to it's occupancy of the Premises, and (c) neither Sublessor, Sublessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease. In addition, Sublessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and (ii) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

     2.5 Americans with Disabilities Act. In the event that as a result of Sublessee's use, or intended use, of the Premises the Americans with Disabilities Act or any similar law requires modifications or the construction or installation of improvements in or to the Premises, Building, Project and/or Common Areas, the Parties agree that such modifications, construction or improvements shall be made at [X] Sublessor's expense [ ] Sublessee's expense.

     2.6 Vehicle Parking. Sublessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the common Areas designated from time to time for parking. Sublessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size
Vehicles." Sublessor may regulate the loading and unloading of vehicles by adopting Rules and Regulations as provided in Paragraph 2.9. No vehicles other than Permitted Size Vehicles may be parked in the Common Area without the prior written permission of Sublessor.

          (a) Sublessee shall not permit or allow any vehicles that belong to or are controlled by Sublessee or Sublessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Sublessor for such activities.

          (b) Sublessee shall not service or store any vehicles in the Common Areas.

          (c) If Sublessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Sublessor shall have the right, without notice, in addition to such other rights remedies that it may have, to remove or two away the vehicle involved and charge the cost to
     Sublessee,   which  cost  shall  be  immediately  payable  upon  demand  by
     Sublessor.

     2.7 Common Areas - Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Project and interior utility raceway and installations within the Premises that are provided and designated by the Sublessor from time to time for the general non-exclusive use of Sublessor, Sublessee and other tenants of the Project and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, walkways, driveways and landscaped areas.

     2.8 Common Areas- Sublessee's Rights. Sublessor grants to Sublessee, for the benefit of Sublessee and it's employees, suppliers, shippers contractors, customers and invitees, during the term of this Sublease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Sublessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Project. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only the prior written consent of Sublessor or Sublessor's designated agent, which consent may be revoked at any time. In the even that any unauthorized storage shall occur then Sublessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Sublessee, which cost shall be immediately payable upon demand by sublessor.

     2.9 Common Areas - Rules and Regulations. Sublessor or such other person(s) as Sublessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations ("Rules and Regulations") of the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Project and their invitees. Sublessee agrees to abide by and conform to all such Rules and Regulations, and to cause it's employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Sublessor shall not be responsible to Sublessee for the non-compliance with said rules and Regulations by other tenants of the Project.

     2.10  Common  Areas  -  Changes..   Sublessor  shall  have  the  right,  in
Sublessor's sole discretion, from time to time:

          (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

          (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

          (c) To add additional buildings and improvements to the Common Areas;

          (d) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof; and

          (e) to do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Project as Sublessor may, in the exercise of sound business judgment, deem to be appropriate.



--------                                                        --------


________                                                        ________
Initials                                                        Initials
                                  PAGE 2 OF 6

2001 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION             FORM SBMT-0-4/01

3.  Possession.

     3.1 Early Possession. If Sublessee totally or partially occupies the Premises prior to the Commencement Date, the obligations to pay Base Rent shall be abated for the period of such early possession. All other terms of this Sublease (including but not limited to pay Base Rent shall be abated for the period of such early possession. All other terms of this Sublease (including but not limited to the obligations to pay Sublessee's Share of Common Area Operating Expenses, Real Property Taxes and Insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

     3.2 Delay in Commencement. Sublessor agrees to use it's best commercially reasonable efforts to deliver possession of the Premises by the Commencement Date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

     3.3 Sublessee Compliance. Sublessor shall not be required to tender possession of the Premises to Sublesee until Sublessee complies with its obligation to provide evidence of insurance. Pending deliver of such evidence, Sublessee shall be required to perform all of its obligations under this Sublease from and after the Start Date, including the payment of Rent, notwithstanding Sublessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Sublessee is required to perform any other conditions prior to or concurrent with the start Date, the Stare Date shall occur but Sublessor may elect to withhold possession until such conditions are satisfied.

4.  Rent and Other Charges.

     4.1 Rent Defined. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

     4.2 Common Area Operating Expenses. Sublessee shall pay to during the term hereof, in addition to the Base Rent, Sublessee's Share of all Common Area Operating expenses, as hereinafter defined, during each calendar year of the term of this Sublease, in accordance with the following provisions:

          (a) "Common Area Operating Expenses" are defined, for purposes of this sublease, as all costs incurred by Sublessor relating to the operation of the Project, including, but not limited to the following:

               (i) The operation, repair and maintenance, in neat, clean, good order and condition, but not the replacement (see subparagraph (e)), of the following:

                    (aa)  The  Common   Areas  and  Common  Area   Improvements,
               including  parking  areas,  loading and  unloading  areas,  trash
               areas,  roadways,  parkways,  walkways,  driveways,   landscaped
               areas,   bumpers,   irrigation  systems,   Common  Area  lighting
               facilities, fences and gates, elevators, roofs, and drainage systems.

                    (bb) Exterior signs and any tenant directories.

                    (cc)Any fire sprinkler systems.

               (ii) The cost of water, gas, electricity and telephone to service the Common Areas and any utilities not separately metered.

               (iii)   Trash   disposal,   pest   control   services,   property
          managements, security services, and the costs of any environmental inspections.

               (iv)  Reserves  set aside for  maintenance  and  repair of Common
          Areas.

               (v) Real Property Taxes.

               (vi) Insurance premiums.

               (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

          (b) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose and obligation upon Sublessor to either have said improvements or facilities or to provide those services unless Sublessor already provides the services, or Sublessor has agreed elsewhere in this Sublease to provide the same or some of them.

          (c) Sublessee's Share of Common Area Operating Expenses shall be payable by Sublessee within 10 days after a reasonably detailed statement of actual expenses in presented to Sublessee. At Sublessor's option, however, an amount may be estimated by Sublessor from time to time of Sublessee's Share of annual Common Operating Expenses and the same shall be payable monthly or quarterly, as Sublessor shall designate, during each 12 month period of the Sublease term, on the same day as the Base Rent is due hereunder. Sublessor shall deliver to Sublessee within 60 days after the expiration of each calendar year a reasonably detailed statement showing Sublessee's Share of the actual Common Area operating Expenses incurred during the preceding year. If Sublessor shall credit the amount of such over-payment against Sublessee's Share of Common Area Operating Expenses next becoming due. If Sublessee's payment under this Paragraph 4.2(c) during the preceding year were less than Sublessee's Share as indicated on such statement, Sublessee shall pay to Sublessor the amount of the deficiency within 10 days after deliver by Sublessor to Sublessee of the statement.

          4.3 Utilities. Sublessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. Notwithstanding the provisions of Paragraph 4.2, if at any time in Sublessor's sole judgment, Sublessor determines that Sublessee is using a disproportionate amount of water, electricity or other commonly metered utilities, or that Sublessee is generating such a large volume of trash as to require an increase in the size of the dumpster and/or an increase in the number of times per month that the dumpster is emptied, then Sublessor may increase Sublessee's Base Rent by an amount equal to such increased costs. Sublessee shall contract & pay for their own facilities & Services.

5. Security Deposit. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

6. Agreed Use. The Premises  shall be used and occupied  only for see  Paragraph
1.8.

7.  Master Lease.

          7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "Master Lease", wherein Industrial Hill Holdings, LLC. is the lessor, hereinafter the "Master Lessor".

          7.2 This Sublease is an shall be at all timessubject and subordinate to the Master Lease.

          7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, whenever in the Master Lease the work "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the work "Lessee" is used it shall be deemed to mean the Sublessee herein.

7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease. Subleasee does here by expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: None.

This paragraph shall not be deemed to modify any of the rights or obligations of the Lessor under the Master Lease, which shall not be modified by this Sublease.


--------                                                        --------


________                                                        ________
Initials                                                        Initials

     7.5 the obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that sublessee has not assume under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

     7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assume Obligations.

     7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's Failure to comply with or perform Sublessor's Remaining Obligations.

     7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

8.  Assignment of Sublease and Default.

     8.1.   Sublessor   hereby  assigns  and  transfers  to  Master  Lessor  the
Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

     8.2 Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not be reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's remaining Obligations.

     8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor starting that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from master Lessor, and that Sublessee shall pay such Rent to Master lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice or or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent paid by Sublessee.

     8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9.  Consent of Master Lessor.

     9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving the consent to this Subletting.

     9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

     9.3 In the even that Master Lessor does give such consent then:

          (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

          (b) The acceptance of Rent by Master lessor from Sublessee or any one liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

          (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

          (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

          (e) Master Lessor may consent to subsequent subletting and assignments of the Master Lease or this Sublease or any amendments or modification thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

          (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorney to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Default of the Sublessor under the Sublease.

     9.4 The signatures of the Master Lessor and any guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

     9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

     9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Subleessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10.  Additional Brokers Commissions.

     10.1 Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Nothwithstanding the foregoing, Sublessor's obligations under this Paragraph is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller.

     10.2 SECTION DELETED

     10.3 Any fee due from Sublessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.

     10.4 Any transferee of Sublessor's interest in this Sublease, in the master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor under this Paragraph. 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

11. Representations and Indemnities of Broker Relationships. The Parties each represent and warrant to the other that it has had no dealings with any person, firm broker or finder (other than the Brokers, if any) in connection with this Sublease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Sublessee and Sublessor do each hereby.



--------                                                        --------


________                                                        ________
Initials                                                        Initials

2001 - American Industrial Real Estate Association          FORM SBMT-04/01
agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

12. Attorney's fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Sublessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

13. No prior or other Agreements; Broker Disclaimer. This Sublease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Sublessor and Sublessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Sublease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiations, execution, deliver or performance by either Sublessor or Sublessee under this Sublease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Sublease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.   SEEK  ADVICE  OF  COUNSEL  AS TO THE  LEGAL  AND TAX  CONSEQUENCES  OF THIS
     SUBLEASE.

2 RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND THE OPERATING SYSTEM, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.



Executed at:                  Executed at:
            ---------------------------                  -----------------------


on:                                 on:
     ----------------------------------          -------------------------------

By SUBLESSOR:                               By SUBLESSEE:

Greenberg Farrow Architecture, Inc.,        AccuPoll Holding Corp., a Nevada
---------------------------------------     ------------------------------------

a Georgia Corporation                         Corporation
---------------------------------------     ------------------------------------


By:                               By:
---------------------------------------     ------------------------------------


Name Printed:          Name Printed:
              -------------------------                  -----------------------

Title:                           Title:
       --------------------------------            -----------------------------


By:                                                 By:
    -----------------------------------         --------------------------------


Name Printed:                                             Name Printed:
              -------------------------                   ----------------------


Title:                                                   Title:
        -------------------------------             ----------------------------

Address: 15101 Red Hill Avenue              Address: 30 Executive Park, Ste. 260
         ------------------------------              ---------------------------
         Tustin, CA  92780                           Irvine, CA  92614
         ------------------------------              ---------------------------

Telephone: (714) 259-0500                   Telephone: (949) 200-4000
           ----------------------------                -------------------------

Facsimile: (   )                            Facsimile: (949) 200-2005
           ----------------------------                -------------------------

Federal ID No.                              Federal ID No. 11-2751630
              -------------------------                    ---------------------






--------                                                        --------


--------                                                        --------
Initials                                                        Initials

2001 - American Industrial real Estate Association           FORM SBMT-0-4/01

BROKER:                                    BROKER:

Scott Garmon Company/Cushman & Wakefield   Grubb & Ellis Company
----------------------------------------   -------------------------------------

Attn:                                      Attn:
     -----------------------------------        --------------------------------

Title:                                     Title:
      ----------------------------------        --------------------------------

Address: 3220 North Iowa Street            Address: 4675 MacArthur Blvd.,
         -------------------------------            ----------------------------
         Costa Mesa, CA  92626/                     Suite 16000
         -------------------------------            ----------------------------
         1920 Main Street #600                      Newport Beach, CA  92660
         -------------------------------            ----------------------------
         Irvine,  CA  92618
         -------------------------------

Telephone: (714)540-1940/ (949) 474-4004    Telephone: (949) 608-2000
           -----------------------------               -------------------------

Facsimile: (   )                            Facsimile: (   )
           -----------------------------                ------------------------

Email:                                      Email:
      ----------------------------------          ------------------------------

Federal ID No.                              Federal ID No.
              --------------------------                  ----------------------

Consent to the above sublease is hereby given.


Executed at: Tustin, CA                     Executed at:
             ---------------------------                ------------------------

on: 17 Aug 2003                             on:
    ------------------------------------        --------------------------------

By MASTER LESSOR:                           By GUARANTOR(s):

Industrial Hill Holdings, LLC
----------------------------------------    By:
                                                --------------------------------
                                            Name Printed:
                                                         -----------------------
                                            Address:
                                                    ----------------------------
By:
   -------------------------------------
Name Printed:
              --------------------------    By:
Title:                                         --------------------------------
       ---------------------------------    Name Printed:
                                                          ----------------------
By: /s/
    ------------------------------------    Address:
Name Printed:                                       ----------------------------
              --------------------------
                                                     ---------------------------
Title:
       ---------------------------------

Address 15101 Red Hill Avenue
        --------------------------------
        Tustin, CA  92780
        --------------------------------

Telephone: (714) 258-8558
           -----------------------------

Facsimile: (   )
           -----------------------------

Federal ID No.
               -------------------------


NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower St., Suite 600, Los Angeles, CA 90017. (213) 687-8777.

Copyright 2001 By American Industrial Real Estate Association. all rights reserved. No part of these works may be reproduced in any form without permission in writing.







--------                                                        --------

--------                                                        --------
Initials                                                        Initials

2001 - American Industrial Real Estate Association     FORM SBMT-0-4/01

                         Addendum to Standard Sublease



The terms and conditional outlined herein shall b incorporated into that certain Standard Sublease Agreement, dated July 23, 2003, between Greenberg Farrow Architecture, Inc., a Georgia Corporation (Sublessor and Accupoll Holding Corp., A Nevada Corporation (Sublessee).



14. PREMISES:       Sublessee will occupy a total of 12,166 rentable square feet of office space on the second floor of the building located at 15101 Redhill, Tustin, for the entire term of the Sublease. Sublessee will pay rent on 10,000 square fee of the Premises during months 1 through 17 of the Term.
                    Sublessee will pay rend on 12, 166 rentable square fee during months of 18 through 34 of the Term. (see Paragraph
                    15 below) (see  section  "A" of the  attached  floor  plan).
                    Sublessee shall be granted shared use of the kitchen, conference / break room and shall be responsible for its cleaning upon use by Sublessee's employees, agents or clients.

                    All measurements, including those described above, are to be determined in accordance with the standards set forth in ANSI Z65,1-1996, as promulgated by the Building Owners and Managers Association ("BOMA Standard"). Sublessee shall be entitled to independently verify all measurements.



15 RENT SCHEDULE:   The base rent  schedule  shall be at $1.10 per square  foot, per months, on full service gross basis, as outlined in Paragraph 14 above.



                   Term:                        Monthly Rent:
                   -----                        -------------

                   Months 1 through 17          $11,000.00
                   Months 18 through 34         $13,382.60



16 PARKING:         Sublessee  shall  have,  for  the use of  Sublessee  and its employees  and other  agents,  a  parking  ratio of four (4)
                    parking  spaces per one thousand  (1,000)  rentable  square
                    feet  leased.  All  Sublessee's   parking  spaces  shall  be
                    available  free of charge and  accessible  twenty-four  (24)
                    hours per day, seven days per week, every day of the year for the entire term of the lease and any extensions thereafter and subject to the terms and conditions set forth within the Master Lease.

                    Sublessee shall be entitled to a proportionate share of subterranean parking spaces as per the terms and conditions of the Master Lease.


17. TENANT
    IMPROVEMENTS/
    FURNITURE:      Sublessor,  at Sublessor's  sole expense,  shall deliver the
                    Premises with carpets professionally steam cleaned prior to Sublessee's occupancy. The condition of the carpet excepted, Sublessee will accept the Premises in an "as-is" condition, but will require cubicles for a minimum of 25 people.
                    Sublessee is to furnish Sublessor with a copy of a furniture plan depicting the exact location of said cubicles. An additional cubicle shall be a double. All







-------                                                         -------

                                                                   Initials

                         Addendum to Standard Sublease



                    cubicles shall be pre-wired for both 10/100 mbps LAN and phone conectivity. The use of any furniture systems shall be free for the Term. An inventory of such furniture shall be attached to the Standard Sublease


                    Agreement, dated July 23, 2003, as Exhibit "B" as a later date. Sublessee agrees to return all items in good condition as initially accepted, normal wear and tear excepted.


                    Sublessor shall solely reserve the right to demise Premises. If such demising is deemed necessary, the expense of which shall be the responsibility of Sublessor.

                    Sublessee must obtain prior written approval of any and all improvements to the Premises from Sublessor and Master Lessor. Such improvements shall include, but not be limited to, materials, color, re-keying, signage, labor and all work meeting all applicable building codes, and be at the expense of Sublessee and subject to the terms and conditions set forth in the Master Lease.


18. OPERATING
    EXPENSES:       Sublessee  shall have a 2004 Base Year per  rentable  square foot. If the building is less than fully occupied, the operating expenses will be multiplied by a factor so that the expense will represent that of a building 95% occupied.


19. PREPAID RENT
    AND  SECURITY
    DEPOSIT: Upon deliver of executed Subleases, Sublessee will prepay the first month's rend and a Security Deposit equal to two of the last month's rent. Rent is due to Sublessor no later than two business days after the first of each month. If Sublessee has demonstrated a good payment history and is not in default, as outlined under the terms and conditions contained within this Sublease and the Master Lease, Sublessor shall credit an amount equal to one month's Security Deposit toward month eighteen (18) of the Term. The final month of Security Deposit shall remain with Sublessor through the end of the Term of the Sublease.



ACCUPOLL HOLDING CORP.,                         GREENBERG FARROW
A NEVADA CORPORATION                            ARCHITECTURE, INC., A GEORGIA
                                                CORPORATION



("Sublessee")                                   ("Sublessor")



By:                                               By:
        -----------------                           ----------------------------


Title:                                             Title:
        -----------------                              -------------------------


By:                                               By:
        -----------------                           ----------------------------


Date:                                                Date:
        -----------------                             --------------------------




--------                                                        -------

--------                                                        --------

                                                                Initials

                                  Exhibit "A"



          Dated July 23, 2003, between Greenberg Farrow Architecture, Inc., A Georgia Corporation (Sublessor) and AccuPoll Holding
                    Corp., a Nevada Corporation (Sublessee).












                           DIAGRAM OF LEASED FACILITY














--------                                                --------


---------                                                --------

                                  Exhibit "B"



          Dated July 23, 2003, between Greenberg Farrow Architecture, Inc., A Georgia Corporation (Sublessor and AccuPoll Holding
                    Corp., A Nevada Corporation (Sublessee).









                           Left Blank Intentionally



                    Furniture Inventory List to be Furnished
                                At a Later Date
















--------                                                            --------




--------                                                             --------

                          STANDARD OFFICE LEASE-GROSS
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION



1.  Basic Lease Provisions ("Basic Lease Provisions")

     1.1 Parties:  This Lease, dated for reference  purposes only,
                                                                    ------------
August 25,  1995 is made by and  between  Red Hill  Enterprises  (herein  called
----------------                          ---------------------
"Lessor") and Greenberg Farrow  Architecture  Inc., a Georgia  Corporation doing
              ------------------------------------------------------------
business under the name of n/a (herein called "Lessee").
                           ---

     1.2 Premises:  Suite  Number(s)  200, + 2/3 of 2nd - floors,  consisting of
                                      ----   ---
approximately  15,135 feet, more or less, as defined in paragraph 2 and as shown
               ------
on Exhibit "A" hereto (the "Premises").

     1.3 Building: Commonly described as being located at 1501 Red Hill Avenue
                                                          ----------------------
in the city of Tustin
               -----------------------------------------------------------------
County of Orange
          ----------------------------------------------------------------------
State of California,  as more particularly described in Exhibit C hereto, and as
         ----------                                             -
defined in paragraph 2.

     1.4: Use: Full service architectural, engineering, planning and real estate development consulting firm., subject to paragraph 6.

     1.5 Term: 36 months commencing September 15, 1995 ("Commencement Date") and
               --                   ------------------
ending September 14, 1998 defined in paragraph 3.
       ------------------

     1.6 Base Rent: One dollar and five cents ($1.05) per square foot per month,
                    -------------------------------------------------
payable on the first day of each month,  per paragraph  4.1  ($15,891.75 - based
               ----                                           ------------------
upon 15,135 square feet)
------------------------

     1.7 Base Rent Increase. Eliminated. /s/BWW.

     1.8 Rent Paid upon  Execution:  Fifteen  thousand eight hundred  ninety-one
                                     -------------------------------------------
dollars and 75 cents rent the first month of the lease term.
------------------------------------------------------------

     1.9 Security Deposit: Fifteen thousand eight hundred ninety-one dollars and
                           -----------------------------------------------------
75 cents.
---------

     1.10 Lessee's  Share of Operating  Expense  Increase:  29.95% as defined in
                                                            ------
paragraph 4.2.

2.  Premises, Parking and Common Areas.

     2.1 Premises: The Premises are a portion of a building, herein sometimes referred to as the "building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures use in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all the conditions set forth herein, the real property referred to the Basic Lease Provisions, paragraph 1.2, as the "Premises," including right to the Common Areas as hereinafter specified.

     2.2 Vehicle Parking: So long as Lessee is not in default and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use 4 parking spaces in the Office Building Project per 1000 square feet leased, of which twelve (12) reserved subterranean spaces are including in the 4:1000 ratio (added sentence /s/BWW.)

          2.2.1 If Lessee commits, permits or allows any o the prohibited activities described in the Lease or the rules then in effect, the Lessor shall have the right without notice, in addition to such other rights and remedies that it may have, to remove or two away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

          2.2.2 Eliminated /s/BWW.

     2.3 Common Areas - Definition. the term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that provided and designed by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restroom, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

     2.4 Common Areas-Rules and Regulations. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause it employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify amend and enforce said rules and regulations. Lessors shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

     2.5 Common Areas-Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

          (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all time provide the parking facilities required by applicable law;

          (b) To close temporarily and of the common Areas for maintenance purpose so long as reasonable access to the Premises remains available;

          (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

          (d) To add additional buildings and improvements to the Common Areas;

          (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office building Project, or any portion thereof;

          (f) To do a perform such other acts and make such other changes to or with respect to the common Areas and office Building Project Lessor may, in the exercise of sound business judgment deem to be appropriate. Lessor shall use its best efforts not to interfere with Lessee's business. (Added sentence /s/BWW)

3.  Term.

     3.1 Term. The term and commencement Date of this lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

     3.2 Delay in Possession. Nothwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2. Lessor shall not be subject to any liability therefor, nor shall such failure to affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligations of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendored to Lessee, as hereinafter defined; provided; however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's



1984 American Industrial Real Estate Association

                               FULL SERVICE-GROSS
                                                                  ----------
/s/______
                                                                  ----------

                               PAGE 1 OF 10 PAGES
option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that as to Lessee's obligations. Lessee first reimburses Lessor for all costs incurred for Non-Standard Improvements and, as to Lessor's obligations. Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard improvements); and provided further, that is such written notice by Lessee is not received by Lessor within said ten (10) day period. Lessee's right to cancel this Lease hereunder shall terminate and be no further force or effect.

               3.2.1 Possession Tendered-Defined. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") upon the execution of this lease. (Eliminated sentences. /s/BWW).

               3.2.2. Delays Caused by Lessee. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extend of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

     3.3 Early Possession. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this lease such occupancy shall not change the termination date.

     4.3 Eliminated /s/BWW.

4.  Rent.

     4.1 Base Rent. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease. Lessee shall pay to Lessor the Base rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the basic Lease Provisions. Rent for any period during the term hereof which is less than once month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United State to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     4.2 Operating expense Increase. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Leesee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase," in accordance with the following provisions:

          (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate footage of the Premises by the total approximate square footage of the rentable approximations which Lessor and Lessee agree are reasonable and shall not be subject to revisions except in connection with an actual change in the site of the Premises or a change in the space available for lease in the Office Building Project.

          (b) "Base Year' is defined as the first twelve (12) months of the Lease term.

          (c) "Comparison year" is defined as each twelve (12) month period during the term of this lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense increase for the first and last Comparison Years of the Lease Term shall be prorated according to the portion of such Comparison Year s to which Lessee is responsible for a share of such increase.

          (d) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

               (i) the operation, repair, maintenance, and replacement, in neat, clean, safe good order and condition, of the Office Building Project, including but not limited to, the following:

                    (aa) The Common Areas, Including their surfaces,  coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems. Common area lighting facilities, building exteriors and roofs, fences and gates;

                    (bb) All heating,  air  conditioning,  plumbing,  electrical systems, life safety equipment, telecommunication and other equipment use in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

               (ii) Trash disposal, janitorial and security services;

               (iii) any other service to be provided by lessor that is elsewhere in this Lease stated to be an "Operating Expense";

               (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

               (v) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;

               (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

               (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, use in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;

               (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation therefor (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountant(s);

               (ix) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

          (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.3(d)(viii), in which case their cost shall be included as above provided.

          (f) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by a third party, other tenant, or by insurance proceeds.

          (g) Lessee's Share of Operating Expense Increase (which shall not exceed a seven percent (7%) increase in any one year) shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense increase incurred during such year. If Lessee's payments under this paragraph 4.2(g) during said Comparison Year exceed Lessee's Share as indicated on said statement. Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense Increase next falling due. If lessee's payments under this paragraph during said Comparison Year were less than Lessee's share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after deliver by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense increases, nothwithstanding that the Lease term may have terminated before the end of such Comparison Year.

4.3  Rent Increase.

        /s/BWW.

     4.3.1 Eliminated.

     4.3.2 Eliminated .

     4.3.3 Eliminated.

1984 American Industrial Real Estate Association

                                                        Initials
                                                                ----------
                              FULL SERVICE -GROSS               ----------

                               PAGE 2 OF 10 PAGES

/S/BWW

     4.3.4 Eliminated.

     4.3.5 Eliminated.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease. Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefore deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between lessor and Lessee with respect to said Security Deposit.

6.  Use.

     6.1 Use. The premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

     6.2 Compliance with Law.

               (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use of which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect of such Lease term Commencement Date. In the even it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole coast and expense, rectify any such violation.

               (b) Except as provided in paragraph6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules regulations, orders, covenants and restriction of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from the now existing, during the term of any part of the terms manner and shall not use or permit the use of the Premises or the Common areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

     6.3 Condition of Premises.

               (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air condition, and heating system in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

               (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7.  Maintenance, Repairs, Alterations and Common Area Services.

     7.1 Lessor's Obligations. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether use exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to pain, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the building or are above then Building standards. Except as provided in paragraph 9., there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alteration or repairs made by Lessor to the Office Building Project or any part thereof. (/s/BWW Eliminated sentence.)

     7.2 Lessee's Obligations.

          (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable  to  cause  beyond  normal  wear  and  tear.  Lessee  shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

          (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by lessee. Lessee shall repair any damage to the Premises occasioned leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall ________, ceilings and plumbing on the Premises and in good operating condition.

     7.3 Alteration and Additions. (See attached page for paragraph 51)

          (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 73 the term "utility installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installation without the prior approve of Lessor, or use a contractor not expressly approved by lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same. the use by the Lessee of the contract used by the Lessor for the wall is expressly approved.

          (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvements, addition or Utility Installation. the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

          (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

          (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at it sole expense defend itself and Lessor against the same and shall pay and satisfy


                                                        Initials
                                                                ----------

1984 American Industrial Real Estate Association                ----------

                               FULL SERVICE-GROSS

                               PAGE 3 OF 10 PAGES
any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

          (e) all alteration, improvements, additions and Utility installations (whether or not such Utility installations constitute trade fixtures of Lessee), which may be made to the Premises by lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-in moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

          (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

     7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Office building Project for the benefit of Lessor or Lessee, or any other Lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.  Insurance; Indemnity.

     8.1 Liability Insurance-Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Commercial General Liability Insurance utilizing an Insurance Services Office standard from with Broad Form General Liability Endorsement (GLO404), or equivalent, in an amount of not less than $1,000.000 per occurrance of bodily injury and property damage combines or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.(/s/ RRS, BWW - Change made to first sentence.)

     8.2 Liability Insurance-Lessor. Lessor shall obtain keep in force during the term of this Lease a policy of combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risk Lessor deems advisable from time to time, insuring Lessor, ____ not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office building Project in an amount not less than $1,000.00.00 per occurance and $2,000,000.00 aggregate. (/s/ BWW & RRS Addition to paragraph.)

     8.3 Property Insurance-Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended covering insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

     8.4 Property Insurance-Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent such other perils as lessor deems advisable or may be required by a lender having a lien on the Office Building Project. (/s/ BWW & RRS Sentence elimination.) Lessee will not be named in any such policies carried by lessor and shall have no right to any proceeds therefrom. the policies required by these paragraph 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the Insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was prior to the commencement of the term of this Lease if the increase is specified by lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

     8.5 Insurance Policies. Lessee shall delver to Lessor (/s/ RRS & BWW Elimination of partial sentence) certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancelable of subject to reduction of coverage or other modification except after thirty (30) days prior written notice to lessor. Lessee shall, at least fifteen (15) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

     8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recover against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

     8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entitled arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses, arising from any breach or default in the performance of any obligation on Lessee's part to be preformed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not ;limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessor injury to person, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     8.8 Exemption of Lessor from Liabilities. (/s/ RRS & BWW addition sentence) Except for any liability caused by the gross negligence or omission of the Lessor, it's agents, employees or contractors, Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income other person in or about the Premises of the Office building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or result from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, sources or places, or from new construction or the repair, alteration or improvements of any part of the Office building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

     8.9 No Representation of Adequate Coverage. Lessor and Lessee makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's and Lessor's property or obligations under this Lease.

9.  Damage or Destruction.

     9.1 Definitions.

          (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

          (b) "Premises building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.

          (c) "Premises Building Total Destruction" shall mean if the building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty (50%) or more of the then Replacement Cost of the Building.

          (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

          (e) "Office Building Project Buildings total Destruction" shall mean if the Office building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

          (f) Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. the fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

          (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by Lessees, other than those installed by Lessor at Lessee's expense.



                                                        Initials
                                                                 ------
1984 American Industrial Real Estate Association                ------

                               FULL SREVICE-GROSS


                               PAGE 4 OF 10 PAGES

     9.2 Premises Damage; Premises Building Partial Damage..

               (a) Insured Loss. Subject to the provisions of paragraph 9.4 and 9.5, if at any time during the term of this lease there is damage which is insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall as soon as reasonably possible but not to exceed 90 days from date of occurrence and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by lessee) to its conditions existing at the time of the damage; and this Lease shall continue in full force effect. (/s/ BWW & RRS.)

               (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible but not to exceed 90 days from date of occurrence at Lessor's expense, in which event the Lease shall continue in full force and effect, or (ii) give written notice to lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage. (/s/BWW & RRS.)

     9.3 Premises Building Total Destruction: Office Building Project Total Destruction. Subject o the provisions of paragraph 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or channels) to its condition existing at the time of but not to exceed 90 days from date of occurrence of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage. (/s/BWW &RRS.)

     9.4 Damage Near End of Term.

               (a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor my at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to lessee of Lessor's election to do so within 30 days after the date of occurence of such damage.

               (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired. Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an insured Loss falling within the classification of Premises Damage during the last twelve
          (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) days period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty 20) day period, notwithstanding any term of provision in the grant of option to the contrary.

     9.5 Abatement of Rent;  Lessee's Remedies.

               (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increase for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business and operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reasons of any such damage, destruction, repair or restoration.

               (b) If Lessee shall be obligated to repair or restores the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence , or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as f the date of such notice.

               (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

     9.6 Termination-Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not therefore been applied by Lessor.

     9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. Real Property Taxes.

     10.1 Payment of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

     10.2 Additional Improvements. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvement placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

     10.3 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax of assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of , partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax", or (ii) the nature of which was hereinbefore included within the definition of "real property tax", or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     10.4 Joint Assessment. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5 Personal Property Taxes.

     (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

     (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities.

     11.1 Services Provided by Lessor. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines
(including blue print machines, copy equipment and desk top computers for Lessee's use only), water for reasonable and normal drinking lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

     11.2 Services Exclusive to Lessee. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not seperately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

     11.3 Hours of Service.

SECTION DELETED

See attached page for paragraph 11.3.

1984 American Industrial Real Estate Association        FULL SERVICE-GROSS

                               PAGE 5 OF 10 PAGES

     11.4 Excess Usage by Lessee. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power or suffer or permit any act that causes extra burden upon the upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

     11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

12. Assignment and Subletting.

     12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation, or (b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

     12.2 Lessee Affiliate. Notwithstanding the provision of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 Terms and Conditions Applicable to Assignment and Subletting.

     (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense Increase, and to perform all other obligations to be performed by Lessee hereunder.

     (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

     (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

     (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

     (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said subleases; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

     (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

     (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor or Lessee.

     (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

12.4 Additional Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

     (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

     (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublessee as is satisfactory to Lessor, and once approved by Lessor such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other then such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

     (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorney to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

     (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

     (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

     12.5 Lessor's Expenses. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', architects', engineers' or other consultants' fees.

     12.6 Conditions of Consent. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

13. Default; Remedies.

     13.1 Default. The occurence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

     (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

     (b) The breach by Lessee of any of the covenants, conditions or provisions or paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting),
13.1(a)(vacation   or  abandonment),   13.1(e)  (insolvency),   13.1(f)  (false
statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

     (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof to the Atlanta office of Lessee by Certified Mail with return receipt requested from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such notice to Pay Rent or Quit shall also constitute the required by such subparagraph.


1984 American Industrial Real Estate Association        FULL SERVICE-GROSS

                               PAGE 6 OF 10 PAGES

     (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty
(30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

     (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. sec 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty
(30)days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

     (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

     Remedies. In the event of any material default or breach of this Lease by Lessee after notice to the Atlanta office of Lessee, Lessor may at any time thereafter, with or without debt and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

     (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

     (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

     (c) Pursue any other remedy now or hereafter available to Lessor under the laws of judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

     13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and therafter diligently pursues the same completion.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense Increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. Condemnation. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking ( or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises, Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. Broker's Fee.

     (a) The brokers involved in this transaction are Professional Real Estate Services as "listing broker" and The Seeley Company as "cooperating broker", licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s).

SECTION DELETED

     (d) Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(a), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorney's fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16. Estoppel Certificate.

     (a) Each party (as "responding party") shall at any time upon not less than ten (10) days prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing
(i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date

1984 American Industrial Real Estate Association        FULL SERVICE-GROSS

                               PAGE 7 OF 10 PAGES
to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

     (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party or it shall be conclusive upon such party that (i) this Lease is in full force and effect without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

     (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof , Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor a recent copy of Dunn & Bradstreet and bank credit references. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed , provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence with respect to the obligation to be performed under this Lease.

21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. Incorporation of Prior Agreement; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing as provided in paragraph 13.1c may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to , or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be one hundred fifty percent (150%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall , wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lesseee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representative, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30.Subordination.

     (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions, thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date or recording thereof.

     (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10)days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee, or at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31.  Attorney's Fees.

     31.1 If either party or the broker(s) named herein bring action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

     31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys fees reasonably incurred in good faith.

     31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32. Lessor's Access

     32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the term hereof place on or about the Premises any ordinary "For Lease" signs.

     32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

1984 American Industrial Real Estate Association        FULL SERVICE-GROSS

                               PAGE 8 OF 10 PAGES

     32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. Signs. Lessee shall not place any signs upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project. See attached page, paragraph 34

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. Consents. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lesseee under this Lease.

38.Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39. Options.

     39.1 Definition. As used in this paragraph the word "Option" has the following meaning:(1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

     39.2 Options Personal. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

     39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     39.4 Effect of Default on Options.

     (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b) , or is otherwise in default of any of the terms, covenants or conditions of this Lease.

     (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessees's inability to exercise an Option because of the provisions of paragraph 39.4(a).

     (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default or any terms, covenants and conditions of this Lease.

40. Security Measures-Lessor's Reservations.

     40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

     40.2 Lessor shall have the following rights:

     (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

     (b) To, at Lessee's expense, provide and install building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

     (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

     (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

     40.3 Lessee shall not:

     (a) Use a representation (photographic or otherwise) of the Building or Office Building Project or their name(s) in connection with Lessee's business;

     (b) Suffer or permit anyone, except in emergency to go upon the roof of the Building

41. Easements.

     41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

     41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum if it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

1984 American Industrial Real Estate Association        FULL SERVICE-GROSS

                               PAGE 9 OF 10 PAGES

43. Authority. If Lessee is a corporation, trust general or limited partnership, Lessee and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation , trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. Conflict. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. No Offer. Preparation of this Lease by Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46. Lender Modification. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47. Multiple Parties. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee respectively.

SECTION DELETED

49. Attachments. Attached hereto are the following documents which constitute a part of this Lease:

        Exhibit A       Floor Plan
        Exhibit B       Rules and Regulations
        Exhibit C       The Premises
        Addendum        Use of Personal Property and Board Room

50.     Base Rent Adjustment
51.     Demising Wall                   (See attached page)
52.     Additional Space
53.     Additional Term


LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT HERETO, THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

               IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL NO REPRESENTATION OR
          RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.


                LESSOR                          LESSEE

Red Hill Enterprises                          Greenberg Farrow Architecture
By /s/ B. W. Williamson                       By /s/
Its CEO                                       Its Secretary

By /s/ R. R. Schmid
Its President

Executed at Tustin, California                Executed at Atlanta, Georgia 30319
On 14 September 1995                          On September 12, 1995
Address 15101 Red Hill Avenue                 Address 3927 Peachtree Road NE


1984 American Industrial Real Estate Association        FULL SERVICE-GROSS

                               PAGE 10 OF 10 PAGES

For these forms write or call the American Industrial Real Estate Association, 350 South Figueroa Street, Suite 275, Los Angeles, CA, 90071, (213)687-8777 1984-By American Industrial Real Estate Association. All rights reserved. No part of these words may be reproduced in any form without permission in writing.

                             Standard Office Lease
                                   Floor Plan

DIAGRAM OF OFFICE

                                   Exhibit A            Initials:

                           RULES AND REGULATIONS FOR
                             STANDARD OFFICE LEASE

Dated:  August 12,  1995

By  and  Between  Red  Hill  Enterprises,   as  Lessor,   and  Greenberg  Farrow
Architecture Inc., as Lessee

                                 GENERAL RULES

     1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

     2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

     3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

     4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

     5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

     6. Lessee shall not alter any lock or install new or additional locks or bolts.

     7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

     8. Lessee shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.

     9. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

     10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

     11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

     12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 6 P.M. and 7 A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

     13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

     14. No window coverings, shades or awnings shall be installed or used by Lessee.

     15. No Lessee, employee or invitee shall go upon the roof of the Building.

     16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in the Premises or by applicable governmental agencies as non-smoking areas.

     17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

     18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

     19. The Premises shall not be used for lodging or commercial manufacturing, cooking or food preparation.

     20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

     21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

     22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

     23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.


                                 PARKING RULES

     1. Parking areas shall be used only for parking by vehicles no longer than full size , passenger automobiles herein called "Permitted Size Vehicles". Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles".

     2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

     3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

     4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

     5. Lessor reserves the right to relocate all or a part of parking spaces and to reasonably allocate them between compact and standard size spaces , as long as the same complies with applicable laws, ordinances and regulations, provided that Lessee shall have the use of twelve (12) subterranean parking spaces.

     6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

     7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

     8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

     9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure of Common Areas is prohibited.

     10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

     11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

          12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

1984 American Industrial Real Estate Association        FULL SERVICE-GROSS
                                   EXHIBIT B

                               PAGE 1 OF 1 PAGES

                                   Exhibit C

                                  The Premises

Approximately 15,135 rentable square feet of space on the second floor of the office building located at 15101 Red Hill Avenue, City of Tustin, County of Orange, State of California.

                                    Addendum

A. Use of Personal Property. During the Lease term, Lessee shall have the right to use the following personal property free of charge: (i) the Lessor's Haworth modular furniture and partitions, and other furnishings currently located within the Premises; and (ii) to the extent the same can be utilized without in any way interfering with the Lessor's use thereof , the existing telephone wiring. The Lessee shall have the right to relocate the existing partitions, providing it does so with qualified technicians. All costs of moving, repairing and maintaining said equipment shall be paid by the Lessee, who shall return all of said personal property to the Lessor in good condition and repair at the end of the term of this Lease, reasonable wear and tear excepted, with the modular furniture and partitions disassembled into its components and stacked on the Premises. Lessee shall bear and pay all costs of operating, maintaining or upgrading any portion of the existing telephone wiring which it may use, and of restoring the same upon termination of this Lease.

B. Use of Board Room. The Lessee shall have the right to use the Board room on the first floor of said building on up to four days each month, providing the same is twenty four (24) hours in advance. Lessee shall be responsible for leaving the Board room in a clean and presentable condition, and shall not permit it to be used by persons other then those customarily occupying the Premises under this Lease.

                                 Paragraph 11.3

11.3 Building Hours and Access to Building. The normal building hours are from 7:00 a.m. to 6:00 p.m. Monday through Friday, and from 7:00 a.m. to 12:00 p.m. on Saturday, legal holidays excepted. Lessee shall have access to the Premises at all times, day and night, three sixty five (365) days per year, but shall pay to Lessor an additional charge of $25.00 per hour for heating and air conditioning if Lessee requires such services on legal holidays or at times other than during normal building hours.


                                  Paragraph 34

34 Tenant shall have the right to place signage on the exterior glass of the lobby, on the stair wall within the lobby and at the top of the stairs in the lobby with the Lessor's approval, which shall not be unreasonably withheld.

                            Paragraphs 50 through 53

50. Base Rent Adjustment. Lessor or Lessee may request that an independent measurement of the rentable square footage be made in accordance with BOMA standards: and if such measurement discloses the rentable square footage to be greater or less than 15,000 square feet, then the base rent shall be adjusted accordingly. At such time as the amount of any change in rental required by this Lease 3.s known or determined, Lessor and Lessee shall execute an amendment to this Lease setting forth such change.

51. Demising Wall. Lessor shall construct a demising wall. to separate the Premises from the balance of the second floor of the Building. Said demising wall shall be built in accordance With specifications reasonably agreed upon by the Lessor and the Lessee, and when in place shall define the actual limits of the Premises. Lessor shall use its best efforts to insure that construction is completed by September 1, 1995:

52. Additional space. In the event that Lessor wishes to lease out any additional space within the second floor of the Building in which the Premises are located, and Huitt-Zollars Inc., which now has a right of first refusal to lease any such space, declines to lease the same, then Lessor shall afford Lessee the first opportunity to lease such space.

53. Additional Term. Upon the termination of this Lease, providing that Lessee is not then in default under any of the provisions of this Lease, and provided further that Lessor has not sold or contracted to sell the Building or leased the same-in its entirety to a tenant willing to lease the entire Building, then Lessor shall offer the Lessee the first opportunity to lease the Premises, or so much of the Building as the Lessor is not otherwise obligated to lease to Huitt-Zollars Inc., for an additional period of two years, at a rental equal to the:fair market rent for comparable office space within a two mile radius of the Building, as reasonably determined by the Lessor.

                            SECOND AMENDMENT TO LEASE

         THIS SECOND  AMENDMENT TO LEASE,  made and entered into this 4th day of

September, 1998, by and between Industrial Hill Holdings, LLC, the  successor in interest to Red Hill Enterprises, as Lessor, and  Greenberg Farrow  Architecture

Inc., as Lessee,

                              W I T N E S S E T H:

         THAT  WHEREAS,  by a Standard  Office  Lease  dated  August  25,  1995,

Lessor's  predecessor  in  interest,  Red Hill  Enterprises,  leased  to  Lessee approximately 15,135 square feet of the second floor of that certain office building located at 15101 Red Hill Avenue, Tustin California;

         AND WHEREAS, by a Lease Amendment Agreement dated December 8, 1997, the parties amended the terms of said Lease to increase the square footage covered by said lease to include  approximately  21,476  square feet of the second floor of said building;

         AND WHEREAS, the parties desire to further  modify  the terms  of  said

Lease to increase the square footage  covered by said Lease,  to adjust the Base

Rent, and to extend the term of said Lease, all as hereinafter provided;

         NOW THEREFORE, for and in  consideration of  the mutual  covenants  and agreements herein contained, it is hereby agreed by and between the parties that said Lease shall be amended as follows:

         1.       Premises. Paragraph 1.2 and Exhibits "A", "C", and "D" of said

Lease are amended to provide that effective September 15, 1998, the "Premises" shall consist of approximately 23,907 square feet of the second floor of said building, all as shown on Exhibit "E".

         2.       Term. Paragraph 1.5 of said Lease  is  amended to  provide the term shall be extended for an additional five years, ending September 14, 2003.

         3. Base Rent.  Paragraph  1.6 of said Lease is amended to provide  that effective September 15, 1998, the base Rent shall be One  dollar and fifty cents

($1.50) per square foot per month, or $35,860.50, based upon 23,907 square feet.

         4. Base Rent Increase. Paragraph 1.7 is added to said Lease, to read as follows:

                  1.7.  Base  Rent   Increase.   On  September  15,  2001,   the

monthly-Base  Rent  payable  under  paragraph  1:6  shall  be  increased  to One dollar-and sixty cents ($1.60) per square foot per month, or $38,251.20;  and on

September 15, 2002,  such monthly Base Rent shall be increased to one dollar and sixty-five cents ($1.65) per square foot per month, or $39,446.55.

          5.  Additional  Space.  Paragraph  53 of said  Lease is  deleted,  and paragraph 52,is amended to read as follows:

                  52.  Additional  space.  When any space  within  the  Building currently  occupied by either  Huitt-Zollars  Inc. or Pulte Corporation  becomes available for lease,  free of any  obligations to those tenants under the leases presently in effect, then Lessor shall offer the Lessee the first opportunity to lease such space.  (Those  leases  expire on January 31, 2001,  and November 30,

1999,  respectively:  but Lessor  cannot  represent  or warrant that the present tenants will not hold over beyond those dates.)

          6. Broker's  Fees. No broker has been retained or used by either party in connection  with the  negotiation of this Second  Amendment to Lease.  In the event that any broker retained by the Lessee claims the right to any fees with respect to this Second  Amendment to Lease,  then Lessee shall pay and hold

Lessor free and  harmless  from the  payment of any such fees;  and in the event that any  broker  retained.  by the  Lessor  claims  the  right to any fees with respect to this Second Amendment to Lease, then Lessor shall pay and hold Lessee free and harmless from the payment of any such fees.

7.  Miscellaneous.  Except as otherwise set forth herein, all of the other terms and conditions of said Lease and Lease Amendment Agreement,  copies of which are attached hereto, shall remain in full force and effect,  and  shall remain fully applicable to the Premises,  throughout the duration of the term. Said Lease, as twice amended,  constitutes the entire agreement between the parties hereto, and no further  modification  of said Lease shall be binding unless  evidenced by an agreement in writing signed by Lessor and Lessee.

          IN WITNESS  WHEREOF,  the  parties  hereto  have  executed  this Lease

     Amendment Agreement as of the date first hereinbefore written.

INDUSTRIAL HILL HOLDINGS, LLC               GREENBERG FARROW ARCHITECTURE INC.
a California limited                          a Georgia corporation
liability company

By                                            By
Title                                         Title

By                                            By
Title                                         Title
                           LESSOR                                      LESSEE

                             DIAGRAM OF LEASED AREA

                                   EXHIBIT E

                            THIRD AMENDMENT TO LEASE

         THIS THIRD  AMENDMENT TO LEASE,  made and entered into this 31st day of

December,  1999, by and between Industrial Hill Holdings,  LLC, the successor in interest to Red Hill Enterprises,  as Lessor, and Greenberg Farrow  Architecture

Inc., as Lessee,

                              W I T N E S S E T H:

         THAT  WHEREAS,  by a Standard  Office  Lease  dated  August  25,  1995,

Lessor's  predecessor  in  interest,  Red Hill  Enterprises,  leased  to  Lessee approximately  15,135  square feet of the second  floor of that  certain  office building located at 15101 Red Hill Avenue, Tustin California;

         AND WHEREAS, by a Lease Amendment Agreement dated December 8, 1997, and a Second  Amendment to Lease dated  September 4, 1998,  the parties  amended the terms of said  Lease to  increase  the square  footage  covered by said lease to include  approximately  23,907 square feet of the second floor of said building,

to extend the term of said Lease to September 14, 2003, and to increase the Base

Rent payable under said Lease;

         AND WHEREAS, the parties  desire to  further  modify  the terms of said

Lease to add to the  Premises  covered by the Lease  approximately  7,110 square feet of the first floor of said  building,  and to specify the Base Rent payable for such additional space, all as hereinafter provided;

         NOW THEREFORE, for and in consideration of  the  mutual  covenants  and agreements herein contained, it is hereby agreed by and between the parties that said Lease shall be amended as follows:

         1.       Premises. Paragraph 1.2 and Exhibits "A", "'C" and "U" of said

Lease are amended to provide  that  effective  January 1, 2000,  the  "Premises"

shall  consist of  approximately  23,907 square feet of the second floor of said building,  all as shown on Exhibit "E", and  approximately  7,110 square feet of the first floor of said building, all as shown on Exhibit "F" .

         2.       Base Rent. Paragraph 1.6 of said Lease is  amended to  provide that  effective  January  1,  2000,  the Base Rent shall be One dollar and fifty cents  ($1.50)  per  square  foot per  month  for the  second  floor  space  (or

35,860.50,  based upon 23,907  square  feet),  plus one dollar and  seventy-five cents  ($1.75)  per  square  foot  per  month  for the  first  floor  space  (or

$12,442.50, based upon 7,110 square feet), for a total of $48,303.00 per month.

         3.       Base Rent Increase. Paragraph 1.7 of said Lease is amended  to provide  that on  September  15,  2001,  the  monthly  Base Rent  payable  under paragraph  1.6 shall be  increased  to One dollar and sixty  cents  ($1.60)  per square  foot  per  month  for  the  second  floor  space, plus  one  dollar  and eighty-five  cents  ($1.85) per square foot per month for the first floor space,

for a total of $51,404.70 per month; and that on September 15, 2002, such monthly Base Rent shall be increased to One dollar and sixty-five cents ($1.65)

per square foot per month for the second floor space, plus One dollar and ninety

cents ($1.90) per square foot   per month for the first floor space, for a total

of $52,955.55 per month.

         4. Lessee's Share of Operating Expense Increase. Paragraph 1.10 of said

Lease is amended to provide that  effective  January 1, 2000, the Lessee's share of any operating expense increase, as defined in Paragraph 4.2. shall be 61.350.

         5.  Broker's  Fees. No broker has been retained or used by either party in connection  with the  negotiation  of this Third  Amendment to Lease.  In the event that any broker  retained by the Lessee  claims the right to any fees with respect to this Third Amendment to Lease,  then Lessee shall pay and hold Lessor free and harmless  from the payment of any such fees;  and in the event that any broker  retained by the Lessor claims the right to any fees with respect to this

Third  Amendment  to  Lease,  then  Lessor  shall pay and hold  Lessee  free and harmless from the payment of any such fees.

         6.  Miscellaneous.  Except as otherwise  set forth  herein,  all of the other terms and conditions of said Lease, Lease Amendment Agreement,  and Second

Amendment to Lease,  copies of which are attached  hereto,  shall remain in full force and effect, and shall remain fully applicable to the Premises, throughout the duration of the term. Said Lease, as amended, constitutes the entire agreement between the parties hereto, and no further  modification of said Lease shall be binding  unless  evidenced by an agreement in writing  signed by Lessor and Lessee.

         IN  WITNESS  WHEREOF,  the  parties  hereto  have  executed  this Third

Amendment, to Lease as of the date first hereinbefore written.

INDUSTRIAL HILL HOLDINGS, LLC               GREENBERG FARROW ARCHITECTURE INC.
a California limited                         a Georgia corporation
liability company

By                                           By
Title                                        Title


By                                           By
Title                                        Title

        LESSOR                                          LESSEE

                            DIAGRAM OF LEASE PROPERTY

                                   EXHIBIT F

                            FOURTH AMENDMENT TO LEASE

         THIS FOURTH AMENDMENT TO LEASE,  made and entered into this 19TH day of

April,  2001, by and between  Industrial  Hill  Holdings,  LLC, the successor in interest to Red Hill Enterprises,  as Lessor, and Greenberg Farrow  Architecture

Inc., as Lessee,

                                   WITNESSETH:

         THAT  WHEREAS,  by a Standard  Office  Lease  dated  August  25,  1995,

Lessor's  predecessor  in  interest,  Red Hill  Enterprises,  leased  to  Lessee approximately  15,135  square feet of the second  floor of that  certain  office building located at 15'101 Red Hill Avenue, Tustin California;

         AND WHEREAS,  by lease amendments dated December 8, 1997,  September 4,

1998,  and  December 31,  1999,  the parties  amended the terms of said Lease to increase  the square  footage  covered  by the Lease,  to extend the term of the

Lease, and to modify the Base Rent payable under the Lease;

         AND WHEREAS, the parties desire to further  modify  the  terms  of said

Lease to provide that the Premises shall include a total of approximately 40,887 square feet, to extend the term of the Lease  to June 30,  2006, and to increase the Base Rent payable under the Lease, all as hereinafter provided;

         NOW THEREFORE, for and  in consideration  of the  mutual  covenants and agreements herein contained, it is hereby agreed by and between the parties that said Lease shall be amended as follows:

         1.       Premises. Paragraph 1.2 and Exhibits "N", "C", "D","E" and "F"

of said Lease are amended to provide that effective July 1, 2001, the "Premises"

shall  consist of a total of  approximately  40,887 square feet on the first and second floors of said building, all as shown on Exhibit "G".

         2.       Term. Paragraph 1.5 of said Lease is  amended  to  extend  the term to June 30, 2006.

         3.       Base Rent. Paragraph 1.6 of said Lease is  amended  to provide that effective July 1, 2001, the Base Rent shall be One dollar and  seventy-five cents ($1.75) per square foot per month for all of said space (or $71,552.25 per month, based upon 40, 887 square feet.

         4.       Base Rent Increase. Paragraph 1.7 of said Lease is  amended to provide that on July 1, 2002, and on July 1 of each year  thereafter  during the

Term of this Lease,  the monthly Base Rent payable under  paragraph 1.6 shall be increased by an amount equal to four percent  (4(degree)fo)  of the Base Rent in effect for the preceding month.

         5.       Lessee's  Share of Operating.  Expense   Increase.   Paragraph

1.10 of said  Lease is  amended  to provide  that  effective  July 1, 2001,  the

Lessee's share of any operating expense  increase,  as defined in Paragraph 4.2.

shall be 85.2%.

         6.       Base Year. Paragraph 4.2(b) of said Lease is amended to define

"Base Year" as the calendar year 2000.

         7.  Transition  Period.  It is understood  that  Huitt-Zollars  Inc. is currently  occupying  the first floor of the Premises  described in Exhibit "G",

and that the Lessee is currently occupying Suite 100, which will no longer be a part of the Premises. It is anticipated that the space currently occupied by

Huitt-Zollars  Inc.  will be available  to the Lessee,  and that the Lessee will vacate  Suite 100,  by July 1,  2001.  Should the space  currently  occupied  by

Huitt-Zollars  Inc. not be  available  to the Lessee by July 1, 2001,  then this

Fourth  Amendment  to Lease  shall  not  become  effective  until  such  time as

Huitt-Zollars  Inc.  has vacated all of that space;  and the Lessor shall notify the Lessee in  writing  at least two weeks  prior to the date on which that will occur.  If the  effective  date of this  Fourth  Amendment  to Lease is  delayed pursuant to this  provision,  then the rent shall be  prorated  for the month in which Huitt-Zollars Inc. actually vacates the Premises,  at the rates and on the terms in effect before and after that effective date. If Lessor does not deliver the first floor of the premises described in Exhibit "G" before October 1, 2001,

then this  Fourth  Amendment  shall be void  unless  extended in writing by both parties.

         8.  Broker's  Fees. No broker has been retained or used by either party in connection  with the  negotiation of this Fourth  Amendment to Lease.  In the event that any broker  retained by the Lessee  claims the right to any fees with respect to this Fourth Amendment to Lease, then Lessee shall pay and hold Lessor free and harmless  from the payment of any such fees;  and in the event that any broker  retained by the Lessor claims the right to any fees with respect to this

Fourth  Amendment  to Lease,  then  Lessor  shall pay and hold  Lessee  free and harmless from the payment of any such fees.

         9. Miscellaneous. Except as otherwise set forth herein, all of the other terms and conditions of said Lease, Lease Amendment Agreement, Second

Amendment to Lease,  and Third Amendment to Lease,  copies of which are attached hereto, shall remain in full force and effect, and shall remain fully applicable to the Premises,  throughout the duration of the term.  Said Lease,  as amended,

constitutes  the entire  agreement  between the parties  hereto,  and no further modification of said Lease shall be binding unless  evidenced by an agreement in writing signed by Lessor and Lessee.

         IN WITNESS WHEREOF,  the  parties  hereto  have  executed  this  Fourth

Amendment to Lease as of the date first hereinbefore written.

INDUSTRIAL HILL HOLDINGS, LLC               GREENBERG FARROW ARCHITECTURE INC.
a California limited liability              company a Georgia corporation
By                                          By
Title                                       Title

                           DIAGRAM OF LEASED FACILITY


                                    EXHIBIT G

                            FIFTH AMENDMENT TO LEASE

         THIS FIFTH AMENDMENT TO LEASE, made and entered  into  this 18TH day of

June,  2001 by and  between  Industrial  Hill  Holdings,  LLC the  successor  in interest to Red Hill Enterprises,  as Lessor, and Greenberg Farrow  Architecture

Inc,, as Lessee,

                                   WITNESSETH:

         THAT  WHEREAS,  by a  Standard  Office  Lease  dated  August 25,  1995,

Lessor's  predecessor  in  interest,  Red Hill  Enterprises,  leased  to  Lessee approximately  15,135  square feet of the second  floor of that  certain  office building located at 15101 Red Hill Avenue, Tustin California;

         AND WHEREAS, by lease amendments dated December 8, 1997,   September 4,

1998,  December 31, 1999, and April 19, 2001,  the parties  amended the terms of said Lease to increase the square  footage  covered by the Lease,  to extend the term of the Lease,  to modify  the Base Rent  payable  under the  Lease,  and to provide for a transition  period with respect to space occupied by Huitt-Zollars

Inc.;

         AND WHEREAS, the  parties desire  to further  modify  the terms of said

Lease to increase the square footage covered.  by the Lease, to specify the Base

Rent payable for such additional  space,  and to extend said transition  period,

all as hereinafter provided;

         NOW THEREFORE, for and in consideration  of the  mutual  covenants  and agreements herein contained, it is hereby agreed by and between the parties that said Lease shall be amended as follows:

         1.       Premises. Paragraph 1.2 and Exhibits "A", "C", "D","E" and "F"

of said Lease are amended to provide that  effective May 1, 2001, and continuing until such time as all of the space  described in the Fourth  Amendment to Lease is available  to the Lessee,  the  "Premises"  shall be increased to include the

3191 square feet of additional space shown on Exhibit "H".

         2.       Base Rent. Paragraph 1.6 of said Lease is  amended to  provide that effective June 1 2000 , and continuing  until such time as all of the space described in the Fourth Amendment to Lease is available to the Lessee;  the Base

Rent shall be increased by $5,584.25 per month (or $1.75 per square foot for all of said 3191 Square feet of additional space).

         3. Transition  Period.  The final sentence of paragraph 7 of the Fourth

Amendment  to Lease is  amended to read "If Lessor  does not  deliver  the first floor of the  premises  described in Exhibit "G" before  December 1, 2001,  then this Fourth Amendment shall be void unless extended in writing by both parties."

         4.  Broker's  Fees. No broker has been retained or used by either party in connection  with the  negotiation  of this) Fifth  Amendment to Lease. In the event that any broker  retained by the Lessee  claims the right to any fees with respect to this Fifth Amendment to Lease,  then Lessee shall pay and hold Lessor free and harmless  from the payment of any such fees;  and in the event that any broker  retained by the Lessor claims the right to any fees with respect to this

Fifth  Amendment  to  Lease,  then  Lessor  shall pay and hold  Lessee  free and harmless from the payment of any such fees.

         5. Miscellaneous. Except as otherwise set forth herein, all of the other terms and conditions of said Lease, Lease Amendment Agreement, Second

Amendment to Lease,  Third  Amendment to Lease,  and Fourth  Amendment to Lease,

copies of which are attached hereto,  shall remain in full force and effect, and shall remain fully  applicable to the Premises,  throughout  the duration of the term.  Said Lease,  as amended,  constitutes  the entire  agreement  between the parties hereto, and no further modification of saidLease shall be binding unless evidenced by an agreement in writing signed by Lessor and Lessee.

         IN WITNESS WHEREOF,  the  parties  hereto  have  executed  this  Fourth

Amendment to Lease as of the date first hereinbefore written.

INDUSTRIAL HILL HOLDINGS, LLC                GREENBERG FARROW ARCHITECTURE INC.
a California limited liability company       a Georgia corporation
By                                           By
Title                                        Title

By                                            By
Title                                         Title
                  LESSOR                                      LESSEE

                               DIAGRAM OF FACILITY





                                    EXHIBIT H

                            SIXTH AMENDMENT TO LEASE

     THIS SIXTH AMENDMENT TO LEASE, made and entered into this 28th day of

February, 2003 by and between Industrial Hill Holdings, LLC, the successor in interest to Red Hill Enterprises, as Lessor, and Greenberg Farrow Architecture

Inc., as Lessee.


                                   WITNESSETH:

     THAT WHEREAS, by a Standard Office Lease dated August 25, 1995 Lessor's predecessor in interest, Red Hill Enterprises, leased to Lessee space in that certain office building located at 15101 Red Hill Avenue, Tustin California;

     AND WHEREAS, by lease amendments dated December 8, 1997, September 4,

1998, December 31, 1999, April 19, 2001, and June 18, 2001, the parties amended the terms of said Lease to increase the square footage covered by the Lease, to extend the term of the Lease, and to modify the Base Rent payable under the

Lease;

     AND WHEREAS, the parties desire to further modify the terms of said Lease to modify the Base rent payable for the total space now covered by said Lease all as hereinafter provided;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, it is hereby agreed by and between the parties that said Lease shall be amended as follows:

     1. Base Rent Paragraph 1.6 of said Lease is amended to provide that effective March 1, 2003, and continuing until such time as any portion of the first floor space covered by this Lease is occupied by the Lessee or any subtenant of the Lessee, the Base rent shall be $75,000.00 per month.

     2. Miscellaneous. Except as otherwise set forth herein, all of the other terms and conditions of said Lease, as amended, shall remain in full force and effect, and shall remain fully applicable to the Premises, throughout the duration of the term. Said Lease, as amended, constitutes the entire agreement between the parties hereto, and no further modification of said Lease shall be binding unless evidenced by an agreement in writing signed by Lessor and Lessee.

     IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment to Lease as of the date first hereinbefore written.



INDUSTRIAL HILL HOLDINGS, LLC           GREENBERG FARROW ARCHITECTURE INC.
a California limited liability company  a Georgia corporation

By                                      By
Title                                   Title

By                                      By
Title                                   Title
        LESSOR                                  LESSEE

                            LEASE AMENDMENT AGREEMENT

         THIS LEASE  AMENDMENT  AGREEMENT,  made  and entered  into  this day of

December,  1997, by and between Industrial Hill Holdings,  LLC, the successor in interest to Red Hill Enterprises,  as Lessor, and Greenberg Farrow  Architecture

Inc., as Lessee,

                              W I T N E S S E T H:

         THAT  WHEREAS,  by a Standard  Office  Lease  dated  August  25,  1995,

Lessor's  predecessor  in  interest,  Red Hill  Enterprises,  leased  to  Lessee approximately  15,135  square feet of the second  floor of that  certain  office building located at 15101 Red Hill Avenue, Tustin California;

         AND WHEREAS, the parties desire to modify the terms of  said  Lease  to increase  the square  footage  covered  by said  lease to include  approximately

21,476  square feet of the second  floor of said  building,  as shown on Exhibit

"D";

         NOW THEREFORE, for and in consideration of  the  mutual  covenants  and agreements herein contained, it is hereby agreed by and between the parties that said lease shall be amended as follows:

         1. Premises. Paragraph 1.2 and Exhibit 'C" of said Lease are amended to provide that effective

December 8, 1997, the "Premises"  shall consist of  approximately  21,476 square feet of the second floor, all as shown on Exhibit "D".

         2.       Base Rent. Paragraph 1.6 of said Lease is amended  to  provide that effective  December 8, 1997, the Base Rent shall be $22,549.80,  based upon

21,476 square feet.

         3.       Rent Increase. Paragraph 4.3 is added to said  Lease,  to read as  follows:  In the event that the  Lessee  sublets  all or any  portion of the

Premises to any other party,  at a rate which  exceeds the monthly Base Rent per square  foot then in effect  under this  Lease,  then as to that  portion of the

Premises  subject to such sublease the Base Rent shall be increased by an amount equal to fifty  percent (50%) of the  difference  between the rate called for in the sublease and the rate otherwise provided for in this Lease.

         4.       Demising  Wall.  Paragraph  51  of  said  lease is  amended to provide that the Lessor shall not be required to  construct  any demising  walls other  than the one  constructed  in 1995,  and that the  Lessee  shall hold the

Lessor free and harmless from and pay the cost of  constructing  any  additional wall or walls desired by or useful to the Lessee.

         5. Use of Personal Property.  Paragraph A of the Addendum to said Lease is amended to provide  that the right of the Lessee to use the  Haworth  modular furniture and partitions is personal to the Lessee,  and that such furniture and partitions may be used only on the second floor of the Premises-and  only by the

Lessee. This exclusive right is not transferable' or assignable.

         6.  Broker's  Fees. No broker has been retained or used by either party in connection  with the negotiation of this Lease  Amendment  Agreement.  In the event that any broker  retained by the Lessee claims the right to any fees with.

respect to this  Lease, Amendment  Agreement,  then  Lessee  shall pay and hold.

Lessor free and harmless from the payment of any such fees; and in the event that
any broker  retained by the Lessor  claims the right to any fees with respect to this Lease Amendment  Agreement,  then Lessor shall pay and hold Lessee free and harmless from the payment of any such fees.

         7.  Miscellaneous.  Except as otherwise  set forth  herein,  all of the other terms and  conditions of said Lease,  a copy of which is attached  hereto,

shall remain in full force and effect,  and shall remain fully applicable to the

Premises,  throughout  the  duration  of the term.  Said  Lease,  as so amended,

constitutes  the entire  agreement  between the parties  hereto,  and no further modification of said Lease shall be binding unless  evidenced by an agreement in writing signed by Lessor and Lessee.

         IN WITNESS  WHEREOF,  the  parties  hereto  have  executed  this  Lease

Amendment Agreement as of the date first hereinabove written.

INDUSTRIAL HILL HOLDINGS, LLC               GREENBERG FARROW ARCHITECTURE INC.
a California limited                        a Georgia corporation
liability company

By                                          By

               LESSOR                                 LESSEE

                           DIAGRAM OF LEASED FACILITY






                                    EXHIBIT D